Supplement to the
Fidelity Freedom Funds®
May 29, 2001
Prospectus

The following information replaces similar information found under the heading "Domestic Equity Funds" in the "Description of Underlying Fidelity Funds" section on page 22 for Fidelity Disciplined Equity Fund.

FMR normally invests at least 80% of the fund's assets in equity securities. FMR normally invests the fund's assets primarily in common stocks.

The following information replaces similar information found under the heading "Domestic Equity Funds" in the "Description of Underlying Fidelity Funds" section on page 23 for Fidelity Equity-Income Fund.

FMR normally invests at least 80% of the fund's assets in equity securities. FMR normally invests the fund's assets primarily in income-producing equity securities. FMR may also invest the fund's assets in other types of equity securities and debt securities, including lower-quality debt securities.

The following information replaces similar information found under the heading "International Equity Funds" in the "Description of Underlying Fidelity Funds" section on page 26 for Fidelity Diversified International Fund.

FMR normally invests the fund's assets primarily in non-U.S. securities. FMR normally invests the fund's assets primarily in common stocks.

The following information replaces similar information found under the heading "International Equity Funds" in the "Description of Underlying Fidelity Funds" section on page 27 for Fidelity Europe Fund.

FMR normally invests at least 80% of the fund's assets in securities of European issuers and other investments that are tied economically to Europe. Europe includes all member countries of the European Union, Norway, Switzerland, and certain European countries with low- to middle-income economies as classified by the World Bank. FMR normally invests the fund's assets primarily in common stocks.

The following information replaces similar information found under the heading "International Equity Funds" in the "Description of Underlying Fidelity Funds" section on page 27 for Fidelity Japan Fund.

FMR normally invests at least 80% of the fund's assets in securities of Japanese issuers and other investments that are tied economically to Japan. FMR normally invests the fund's assets primarily in common stocks.

FF-02-02 March 25, 2002
1.708110.124

The following information replaces similar information found under the heading "International Equity Funds" in the "Description of Underlying Fidelity Funds" section on page 28 for Fidelity Overseas Fund.

FMR normally invests at least 80% of the fund's assets in non-U.S. securities. FMR normally invests the fund's assets primarily in common stocks.

The following information replaces similar information found under the heading "International Equity Funds" in the "Description of Underlying Fidelity Funds" section on page 28 for Fidelity Southeast Asia Fund.

FMR normally invests at least 80% of the fund's assets in securities of Southeast Asian issuers and other investments that are tied economically to Southeast Asia. Southeast Asia includes Hong Kong, Indonesia, South Korea, Malaysia, the Philippines, the People's Republic of China, Singapore, Taiwan, and Thailand. FMR normally invests the fund's assets primarily in common stocks.